Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill.
Goodwill

(D.2)   Goodwill

y Goodwill and Intangible Asset Impairment Testing

The annual goodwill impairment test is performed at the operating segment level, since there are no lower levels in SAP at which goodwill is monitored for internal management purposes.

In general, the test is performed at the same time (at the beginning of the fourth quarter) for each annual reporting period for all operating segments.

In making impairment assessments for our goodwill and intangible assets, the outcome of these tests is highly dependent on management’s assumptions regarding future cash flow projections and economic risks, which require significant judgment and assumptions about future developments. They can be affected by a variety of factors, including:

-   Changes in business strategy

-   Internal forecasts

-   Estimation of weighted-average cost of capital

Changes to the assumptions underlying our goodwill and intangible assets impairment assessments could require material adjustments to the carrying amount of our recognized goodwill and intangible assets as well as the amounts of impairment charges recognized in profit or loss.

The outcome of goodwill impairment tests may also depend on the allocation of goodwill to our operating segments. This allocation involves judgment as it is based on our estimates as to which operating segments are expected to benefit from the synergies of business combinations.

Changes in our segment structure result in the reallocation of goodwill with the reallocated goodwill being calculated based on relative values (if a direct allocation is not possible).

Goodwill

€ millions
Historical cost
1/1/2024	29,184
Foreign currency exchange differences	1,420
Additions from business combinations	765
12/31/2024	31,369
Foreign currency exchange differences	-2,777
Additions from business combinations	523
12/31/2025	29,115

Accumulated amortization
1/1/2024	103
Foreign currency exchange differences	2
12/31/2024	105
Foreign currency exchange differences	-4
12/31/2025	101

Carrying amount
12/31/2024	31,264
12/31/2025	29,014

In the first half of 2025, the Company changed its segment structure. Effective January 1, 2025, the Company has two operating segments (compared to one segment at the end of 2024) and monitors its goodwill at this new level. For more information about our segments and the changes in 2025, see Note (C.1).

Our assessment in 2025, taking into account external factors such as changes in the business environment and markets and internal factors such as the change in our segment structure and reorganizations which had no adverse effect, led us to conclude that no triggering events occurred since our annual goodwill impairment test in 2024. Throughout 2025, we have—through a qualitative and quantitative analysis—been continuously monitoring whether triggering events exist. We did not identify any aspects that qualify as a triggering event that would cause the carrying amount of either operating segment to exceed the recoverable amount.

For impairment testing purposes, the carrying amount of goodwill is allocated to the operating segments expected to benefit from goodwill as follows:

Goodwill by Operating Segment

	Applications,
€ millions	Technology & Support[1]	Core Services	Total
12/31/2024	31,264	NA	31,264
12/31/2025	28,846	168	29,014

[1] The ATS goodwill opening balance was adjusted by €111 million in 2025. For more information, see Note (D.1).

Based on the expected synergies, the goodwill added through the acquisition of SmartRecruiters (€523 million) was provisionally allocated to the Applications, Technology & Support segment on December 31, 2025, as the initial accounting for the SmartRecruiters business combination is still incomplete (for more information, see Note (D.1). The goodwill impairment test for the Applications, Technology & Support segment on October 1, 2025, resulted in a headroom that is significantly higher than the portion of the goodwill that, at the end of December 2025, was allocated to the segment. Thus, there is no impairment risk resulting from the allocation of the SmartRecruiters goodwill.

Goodwill Impairment Test

The key assumptions on which management based its cash flow projections for the period covered by the underlying business plans are as follows:

Key Assumption	Basis for Determining Values Assigned to Key Assumption
Budgeted revenue growth

Revenue growth rate achieved in the current year, adjusted for an expected increase in SAP’s addressable cloud and database markets; expected growth in the established software applications and analytics markets. Values assigned reflect our past experience and our expectations regarding an increase in the addressable markets.

Budgeted operating margin

Operating margin budgeted for a given budget period equals the operating margin achieved in the current year, increased by expected efficiency gains. Values assigned reflect past experience, except for efficiency gains.

Discount rates	Our estimated cash flow projections are discounted to present value using discount rates (after-tax rates). Discount rates are based on the weighted average cost of capital (WACC) approach.
Terminal growth rate

Our estimated cash flow projections for periods beyond the business plan were extrapolated using segment-specific terminal growth rates. These growth rates do not exceed the long-term average growth rates for the markets in which our segments operate.

Key Assumptions and Detailed Planning Period

	Applications,
Percent, unless otherwise stated	Technology & Support		Core Services
	12/31/2025	12/31/2024	12/31/2025	12/31/2024
Budgeted revenue growth (average of the budgeted period)	13.0	NA	3.5	NA
After-tax discount rate	11.7	NA	10.2	NA
Terminal growth rate	3.0	NA	3.0	NA
Detailed planning period (in years)	5	NA	5	NA

On October 1, 2025, we performed a goodwill impairment test for our operating segments:

Applications, Technology & Support Segment

The recoverable amount was determined based on a fair value less costs of disposal calculation. The fair value measurement was categorized as a Level 3 fair value based on the inputs used in the valuation. The cash flow projections were based on actual operating results and specific estimates covering a detailed planning period and the terminal growth rate thereafter. The projected results were determined based on management’s estimates and are consistent with the assumptions a market participant would make (a target operating margin of 36.3% was used in the valuation).

We believe that no reasonably possible change in any of the above key assumptions would cause the carrying amount of our Applications, Technology & Support segment to exceed the recoverable amount.

Core Services Segment

The recoverable amount was determined based on a fair value less costs of disposal calculation. The fair value measurement was categorized as a Level 3 fair value based on the inputs used in the valuation. The cash flow projections were based on actual operating results and specific estimates covering a detailed planning period and the terminal growth rate thereafter. The projected results were determined based on management’s estimates and are consistent with the assumptions a market participant would make (a target operating margin of 11.3% was used in the valuation).

The recoverable amount exceeded the carrying amount by €4,693 million.

We believe that no reasonably possible change in terminal growth rate and discount rate would cause the carrying amount of our Core Services segment to exceed the recoverable amount.

The following table shows the amounts by which the key assumptions would need to change individually (that is, without changing the other key assumptions) for the recoverable amount to be equal to the carrying amount. For budgeted revenue growth sensitivity, the cost structure was not adjusted, hence leading to a modified terminal operating margin.

Sensitivity to Change in Assumptions

Core Services
12/31/2025
Budgeted revenue growth (change in pp)	-2.1
Target operating margin at the end of the budgeted period (change in pp)	-10.0